Exhibit (l)(6)

AMENDMENT NO. 5
TO
ALLTEL CORPORATION PROFIT-SHARING PLAN
(January 1, 2002 Restatement)

     WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 2002, and as subsequently amended (the “Plan”); and

     WHEREAS, the Company desires further to amend the Plan;

     NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

          1. Effective as of February 20, 2002, Appendix D of the Plan is amended by adding subsection (j) at the end thereof to provide as follows:

(j)	Each person who

(i)	was an active employee of CellCom/New-Cell, Inc. and became an Employee on February 20, 2004;

(ii)	met the eligibility requirements to become a Participant on or before the last day of the 2004 Plan Year; and

(iii)	is not otherwise eligible for an allocation of Employer Contribution for the 2004 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2004 Plan Year as provided in this Appendix D.

          2. Effective as of November 1, 2004, Appendix D of the Plan is amended by adding subsection (k) at the end thereof to provide as follows:

(k)	Each person who

(i)	was an active employee of MobileTel, LLC and became an Employee on November 1, 2004;

(ii)	met the eligibility requirements to become a Participant on or before the last day of the 2004 Plan Year; and

(iii)	is not otherwise eligible for an allocation of Employer Contribution for the 2004 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2004 Plan Year as provided in this Appendix D.

          3. Effective as of December 1, 2004, Appendix D of the Plan is amended by adding subsection (l) at the end thereof to provide as follows:

(l)	Each person who

(i)	was an active employee of United States Cellular Corporation (“USCC”) and became an Employee either on December 1, 2004 or pursuant to the Purchase Agreement between USCC and the Company effective December 1, 2004;

(ii)	met the eligibility requirements to become a Participant on or before the last day of the 2004 Plan Year; and

(iii)	is not otherwise eligible for an allocation of Employer Contribution for the 2004 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2004 Plan Year as provided in this Appendix D.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 13th day of December, 2004.

ALLTEL CORPORATION
By:	/s/ Scott T. Ford
Title: President and Chief Executive Officer